AB VARIABLE PRODUCTS SERIES FUND, INC.

- AB Global Risk Allocation–Moderate Portfolio

Class B

Supplement dated December 8, 2025 to the Summary Prospectus and Prospectus dated May 1, 2025 for AB Variable Products Series Fund, Inc. (the "Prospectuses"), offering Class B shares of AB Global Risk Allocation–Moderate Portfolio (the "Portfolio").

The Portfolio offered its shares only through the separate accounts of AuguStar Life Insurance Company (formerly, Ohio National Life Insurance Company) and its eligible affiliates (the “Insurer”). The Insurer redeemed substantially all its shares of the Portfolio on October 17, 2025 and redeemed its remaining shares on December 8, 2025, effectively liquidating the Portfolio. The Portfolio will take such steps as are necessary to wind down and terminate.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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